                                                                    Exhibit 10.3

AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement ("Amendment") is entered into by and among Northway Financial, Inc., a New Hampshire chartered corporation ("Northway"), The Berlin City Bank, a New Hampshire chartered bank and wholly owned subsidiary of Northway with its principal office located in New Hampshire (Northway and The Berlin City Bank are hereinafter collectively referred to as the "Employer"), and William J. Woodward (the "Executive").

     WHEREAS, the Employer and the Executive are parties to an Employment Agreement dated September 30, 1997 (the "Employment Agreement"); and

     WHEREAS, the Employer and the Executive have determined that it is in their mutual best interest to amend the Employment Agreement as set forth below;

     NOW, THEREFORE, the Employer and the Executive agree as follows:

             The Employment Agreement is amended by adding the following to the end of Section 7(d) ("Noncompetition and Nonsolicitation"):

             Notwithstanding the foregoing, in the event that the Executive becomes entitled to Termination Benefits pursuant to Section 6(f) ("Termination Following a Change of Control"), this Section 7(d) shall not apply to the Executive with respect to the Executive's activities during any period following the termination of the Executive's employment.

             This Amendment shall be effective as of January 1, 1999 (the "Effective Date").

     IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the Employer, by its duly authorized officer, and by the Executive, as of the Effective Date.

                                                   NORTHWAY FINANCIAL, INC.
Attest:
                                                   By:     Fletcher W. Adams
                                                           -------------------
By:   /S/ Donald R. Hatt                             Name: Fletcher W. Adams
          --------------------                       Title: Vice Chairman
Name:     Donald R. Hatt
Title:    Senior Executive Vice President
            and Chief Financial Officer

                                                   THE BERLIN CITY BANK

                                                   By:   /S/ William J. Woodward
                                                             -------------------
                                                   Name:     William J. Woodward
                                                   Title: President and Chief
                                                   Executive Officer


                                                     EXECUTIVE

                                                     /S/ William J. Woodward
                                                         ----------------------
                                                         William J. Woodward